Registration Nos. 033-88756
                                                                       811-08958
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            _________________________
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|


                         Pre-Effective Amendment No. [ ]
                       Post-Effective Amendment No. 11 |X|
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                              Amendment No. 11 |X|
                        (Check appropriate box or boxes.)


                          THE INLAND MUTUAL FUND TRUST
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              2901 Butterfield Road
               Oak Brook, Illinois                            60523
      -------------------------------------                  --------
     (Address of Principal Executive Office)                (Zip Code)

                                 (800) 216-9785
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

               Robert D. Parks                                Copy to:
        The Inland Mutual Fund Trust                      Richard L. Teigen
            2901 Butterfield Road                          Foley & Lardner
          Oak Brook, Illinois 60523                   777 East Wisconsin Avenue
                                                     Milwaukee, Wisconsin 53202
   (Name and Address of Agent for Service)
     __________________________________               _________________________


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b)


     |X|  on February 28, 2003 pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(1)


     [ ]  on (date) pursuant to paragraph (a)(1)


     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on (date) pursuant to paragraph (a)(2), of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS                                                     February 28, 2003



                    INLAND REAL ESTATE INCOME AND GROWTH FUND

                          The Inland Mutual Fund Trust
                                 (800) 216-9785

     The Inland Real Estate Income and Growth Fund (the "Fund") aims primarily to provide high current income and secondarily to produce capital appreciation. The Fund, commonly known as a "mutual fund," invests primarily in the equity securities of real estate investment trusts and real estate operating companies. The Fund may also invest in securities of companies outside the real estate industry. The Fund is intended for long-term investors, not for those who may wish to redeem their shares after a short period of time. This Prospectus contains information for potential buyers of Fund shares to consider in making their investment decision. Please read it carefully and keep it for future reference.

--------------------------------------------------------------------------------
THE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY ...........................................................1

FEE AND EXPENSE INFORMATION ...................................................3

INVESTMENT OBJECTIVES AND STRATEGIES ..........................................5


MANAGEMENT OF THE FUND ........................................................5


SHAREHOLDER INFORMATION .......................................................6


RETIREMENT PLANS .............................................................13


FINANCIAL HIGHLIGHTS .........................................................14

INLAND REAL ESTATE INCOME AND GROWTH FUND

RISK/RETURN SUMMARY

The discussion below provides a brief overview of the investment objectives, principal investment strategies and principal risks for the Fund.

Investment Objective

The Fund aims primarily to provide high current income and secondarily to produce capital appreciation.

Investment Strategy

The Fund invests primarily in the equity securities of real estate investment trusts ("REITs") and real estate operating companies. The Fund's investment adviser manages the Fund's portfolio by seeking generally to purchase equity securities that are trading at discounts to their respective net asset values or "NAV." In evaluating each company's NAV, the adviser reviews the subject company's financial statements and other publicly available information and draws on the knowledge of its affiliates regarding individual real estate markets with respect to: (1) vacancy rates by property type; (2) visible supply of property based on building permits; and (3) trends in rental and cap rates.

To a lesser extent, the Fund may also invest in equity securities of companies outside the real estate industry and non-equity securities of REITs, real estate operating companies and companies outside the real estate industry, which include, but are not limited to, debt securities, common stock and securities convertible or exercisable into equity securities. The adviser reviews the industry in which each issuer operates, their financial statements and other publicly available information to determine which securities may be an appropriate investment for the Fund.

To hedge against a possible loss in value of the securities it holds, the Fund may write covered call options. (The writer of a call option receives a premium that may partially or completely offset the decline in value of the security subject to the call option.) To hedge against a possible loss in value of its portfolio, the Fund may purchase put options (an option increases in value when the value of the security subject to the put option declines). The Fund may also purchase securities with borrowed funds.

Risks

Investing in the Fund is not without risk. An investor may lose some or all of his or her investment. The risks include:

Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden or prolonged.

Industry Concentration Risk. Because the Fund concentrates its investments in REITs and other real estate operating companies, the Fund is subject to many of the risks associated with owning real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates.

REIT-Specific Risks. In addition to risks associated with the real estate industry in general (described above), investing in REITs and real estate operating companies involves unique risks. Equity REITs may be affected by changes in the value of their underlying properties or by defaults by their tenants. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Furthermore, REITs depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In certain cases, the organizational documents of a REIT may grant the REIT's sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share; or a conflict of interest (for example, the desire to postpone certain taxable events) could

INLAND REAL ESTATE INCOME AND GROWTH FUND

influence a sponsor to not act in the best interests of the REIT's shareholders. The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT's shares or otherwise may not be in the best interests of the REIT's shareholders. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT or a real estate operating company may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Interest Rate Risk. REITs (especially mortgage REITs) are subject to interest rate risks. The value of a REIT's investment in fixed rate obligations generally fluctuates more dramatically in response to interest rate fluctuations than an investment in adjustable rate obligations because the yield on the REIT's investment in adjustable rate obligations gradually aligns itself to reflect changes in interest rates. Typically, the value of a REIT's investment in fixed rate obligations increases as interest rates decline and decreases as interest rates rise. However, in a period of declining interest rates, a mortgage REIT may hold mortgages that mortgagors elect to prepay, and this prepayment may diminish the yield on the REIT's investment.

Non-Diversified Fund. The Fund is a "non-diversified" fund. It likely will invest in fewer issuers than diversified funds and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a greater number of securities.

Hedging Risk. By writing a call option, the Fund may incur the risk of lost opportunity if the price of the underlying security rises in value. If the Fund does not exercise or sell a put option it has purchased prior to the option's expiration date, it will realize a loss in the amount of the entire premium paid plus commission cost. It is possible there may be times when a market for the outstanding options held by the Fund does not exist or is thinly traded.

Leveraging Risk. When the Fund purchases securities with borrowed funds, it engages in a speculative investment practice called "leverage." When the Fund engages in "leverage," it has the potential to incur losses greater than if it had not engaged in leverage.


Preferred Stock Risk. Preferred stocks are subject to market risk, interest rate risk and credit risk. The value of preferred stocks with a fixed dividend rate will tend to fall in response to a general increase in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.


Risk/Return Bar Chart and Table


The following bar chart illustrates some of the risks of investing in shares of the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The table following the bar chart illustrates how the returns of the Fund's Class A Shares and Class C Shares for various periods compare with those of the NAREIT Composite Index, the S&P 500 Index and a "Hybrid Index," which is calculated by taking 80% of the NAREIT Composite Index and 20% of the S&P 500 Index. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

                               Total Return
                         (per calendar year)
                 26.32%          9.06%            3.02%

30.00%

               ---------
              |         |
              |         |
              |         |
20.00%        |         |
              |         |
              |         |
10.00%        |         |
              |         |
              |         |     ---------
              |         |    |         |
              |         |    |         |      ---------
              |         |    |         |     |         |
0.00%         |         |    |         |     |         |
              ------------------------------------------
                 2000            2001           2002

INLAND REAL ESTATE INCOME AND GROWTH FUND


The total return bar chart shows annual total returns for only the Class A Shares of the Fund, the oldest Class of shares of the Fund. During the three year period shown in the bar chart above, the highest return for the Class A Shares was 10.76% (quarter ended June 30, 2000) and the lowest return for a quarter was -8.04% (quarter ended September 30, 2002). The results do not reflect a sales charge. If they did, the returns would have been lower. Prior to June 1, 2001, the Fund's investment adviser was Uniplan, Inc.


             AVERAGE ANNUAL TOTAL RETURNS (1)
         (for the periods ended December 31, 2002)
                                                  Life of
                                                    the
                                       1 Year     Fund(2)
                                       ------     -------
Return Before Taxes of                 -2.89%      6.77%
Class A Shares

Return After Taxes on                  -3.87%      5.12%
Distributions of Class A
Shares(3)(4)(5)

Return After Taxes on                  -1.76%      4.60%
Distributions and Sale of
Class A Shares(3)(4)(5)

NAREIT Composite Index (no              5.22%     11.12%
deduction for fees, expenses or
taxes)(6)

S&P 500 Index (no deduction for       -22.09%     -7.26%
fees, expenses or taxes)(7)(8)

Hybrid Index (no deduction for         -0.24%      7.44%
fees, expenses or taxes)(8)
---------------------------------------------------------

(1) Unlike the bar chart, this performance information reflects the impact of the sales charge. The Class B Shares of the Fund were not offered until December 17, 2002 and have not yet been sold. The Class C Shares commenced operations on May 17, 2002. So, no average annual return information is available for the Class B or Class C Shares.

(2) The Class A Shares commenced operations on March 1, 1999. The Class C Shares commenced operations on May 17, 2002.


(3) After tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(5) After-tax returns are shown for only Class A Shares. After-tax returns for Class B Shares and Class C Shares will vary from those shown for Class A Shares.


(6) The NAREIT Composite Index is a capitalization weighted index of publicly-traded REITs. "NAREIT" is a registered trademark of the National Association of Real Estate Investment Trusts.

(7) The S&P 500 is a widely recognized unmanaged index of common stock price.

(8) The Fund may, and does, invest in equity securities of non-REITS. Thus, the Fund believes that to understand the performance of the Fund and the risks of investing in shares of the Fund it is useful to compare the Fund's average annual total return to the S&P 500 Index and the Hybrid Index, in addition to the NAREIT Composite Index.


FEE AND EXPENSE INFORMATION

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

The following fees are paid directly from your investment:

                                Class A    Class B    Class C
                                 Shares     Shares     Shares
                                 ------     ------     ------

Maximum Sales Charge (Load)       5.75%      None       None
Imposed on Purchases (as a
percentage of offering price)

Maximum Deferred Sales Charge     1.00%(1)  5.00%(2)   1.00%(3)
(Load) (as a percentage of net
asset value at time of
purchase)

INLAND REAL ESTATE INCOME AND GROWTH FUND

                                Class A    Class B    Class C
                                 Shares     Shares     Shares
                                 ------     ------     ------

Maximum Sales Charge (Load)       None      None(4)     None
Imposed on Reinvested
Dividends and Distributions

Redemption Fee                   None(4)    None(4)   None(4)

Exchange Fee                     None(4)    None(4)   None(4)

(1) This fee is charged on redemptions within one year of purchase of Class A Shares initially purchased in an amount of $1,000,000 or more (not including Class A Shares purchased with reinvested dividends or distributions).

(2) This fee is charged on redemptions, within one year of purchase of Class B Shares (not including Class B Shares purchased with reinvested dividends or distributions).

(3) This fee is charged on redemptions within one year of purchase of Class C Shares (not including Class C Shares purchased with reinvested dividends or distributions).

(4) The Fund's transfer agent charges a fee of $5.00 for each telephone exchange. The Fund's transfer agent charges a fee of $15.00 for each wire redemption.

Annual Fund Operating Expenses

The following expenses are deducted from Fund assets:



                                Class A    Class B    Class C
                                 Shares     Shares     Shares
                                 ------     ------     ------

Management Fees                   1.00%      1.00%      1.00%


Distribution or                    .25%      1.00%      1.00%
Service
(12b-1) Fees


Other Expenses                    2.94%      2.94%      2.94%

Total Fund Operating              4.19%      4.94%      4.94%
Expenses

Expense Reimbursement(2)          1.69%      2.44%      2.44%


Net Expenses                      2.50%      2.50%      2.50%


(1) This column contains pro forma information based on the investment advisory and expense reimbursement arrangements that were in effect for the fiscal year ending October 31, 2002.

(2) For the fiscal year ended October 31, 2001 and subsequent fiscal years, Inland Investment Advisors, Inc. ("Inland") has agreed to reimburse the Fund for expenses in excess of 2.50% of the Fund's average daily net assets. Inland's reimbursement commitment remains in effect until Inland ceases to be the investment adviser. Inland may terminate the investment advisory agreement on 60 days' written notice. Inland may recover reimbursements in the three fiscal years subsequent to the fiscal year in which the reimbursements were made.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in each of the Class A Shares, Class B Shares and Class C Shares for the time periods indicated and then, except as shown for Class B Shares and Class C Shares, redeem all of your shares at the end of those periods. The Example reflects the investment advisory arrangements that were in effect for the fiscal year ending October 31, 2002 (it does not reflect any expense reimbursement obligations).

The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs for the Fund would be:

                        1         3          5         10
                       Year     Years      Years      Years
                       ----     -----      -----      -----


Class A Shares         $972    $1,774     $2,590     $4,688

Class B Shares         $994    $1,783     $2,574     $4,810*

Class B Shares         $494    $1,483     $2,474     $4,810*
(no redemption)

Class C Shares         $594    $1,483     $2,474     $4,955

Class C Shares         $494    $1,483     $2,474     $4,955
(no redemption)


*Reflects the conversion of Class B Shares to Class A Shares, which pay lower 12b-1 fees. Conversion occurs no later than eight years after purchase.

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INLAND REAL ESTATE INCOME AND GROWTH FUND

INVESTMENT OBJECTIVES AND STRATEGIES

The Fund's investment objective is to produce high current income and secondarily capital appreciation. The Fund may change its investment objective without obtaining shareholder approval.

The Fund has a non-fundamental policy to normally invest at least 80% of the value of its net assets in any combination of (a) real estate income securities, such as dividend paying REITs or (b) securities of companies outside of the real estate industry that the Fund believes will increase in value as a result of market conditions and/or inherent growth of the companies themselves, such as common stock. Currently, the Fund invests primarily in the equity securities of real estate investment trusts and real estate operating companies. To a lesser extent, the Fund also invests in equity securities of companies outside the real estate industry and non-equity securities of REITs, real estate operating companies and companies outside the real estate industry, which include, but are not limited to, debt securities, common stocks and convertible securities. In accordance with the Fund's policy, as long as 80% of the value of its net assets are invested in any combination of real estate income securities or securities of companies outside of the real estate industry that the Fund believes will increase in value as a result of market conditions and/or inherent growth of the companies themselves, the Fund may at any time alter the percentage of its investment in real estate equity securities versus the percentage of its investment in non-equity securities and non-real estate equity securities.

Since the Fund's investments have been and will continue to be concentrated primarily in REITs, the Fund believes that it is beneficial for shareholders to have the following general information concerning REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. Under normal circumstances a majority of the Fund's investments in REITs will consist of securities issued by equity REITs.

The Fund in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). When the Fund is invested heavily in money market instruments, it may not be able to achieve its investment objective of high current income. Further, the Fund will not be able to achieve its secondary objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. Also, these instruments will usually have a lower yield than the investments in REITs and real estate operating companies. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

The Fund does not attempt to achieve its investment objectives by active and frequent trading of securities.

MANAGEMENT OF THE FUND

Inland is the investment adviser for the Fund. Inland's address is 2901 Butterfield Road, Oak Brook, Illinois 60523. Inland supervises and manages the investment portfolio of the Fund. It also directs the purchase or sale of investment securities in the day-to-day management of the Fund (subject to such policies as the trustees of the Trust may determine).

INLAND REAL ESTATE INCOME AND GROWTH FUND

Inland is a wholly-owned indirect subsidiary of The Inland Group, Inc. and registered as an investment adviser with the Securities and Exchange Commission, effective March 20, 2001. Inland's investment committee is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Inland has not previously managed an investment portfolio of a registered investment company. The Inland Group, Inc. was formed in 1968 and is a fully integrated real estate and financial organization providing property management, redevelopment, marketing, acquisition, disposition, development, leasing, syndication, renovation, construction, finance and other related services.

For the period November 1, 2001 through February 28, 2002, the Adviser received a fee calculated at a rate equal, on an annual basis, to 0.50% of the Fund's average daily net assets. For the period March 1, 2002 through October 31, 2002, the Adviser received, and will receive for subsequent periods, a fee calculated at a rate equal, on an annual basis, to 1.00% of the Fund's average daily net assets.


SHAREHOLDER INFORMATION

Purchase of Fund Shares

Inland Securities Corporation (the "Distributor") is the distributor and principal underwriter for shares of the Fund. Shares of the Fund can be purchased through the Distributor or other firms having a selling agreement with the Distributor. The Distributor is a wholly owned subsidiary of The Inland Group, Inc. and, therefore, an affiliate of Inland. The Distributor has been registered with the Securities and Exchange Commission as a broker-dealer since 1984.

Shares are priced at the net asset value ("NAV") per share as next computed after receipt of the purchase order and acceptance by the Distributor, plus, in some cases, a sales charge (discussed below). NAV is normally calculated after the close of regular trading (typically 4:00 p.m. Eastern Time) of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. The NYSE is closed on most national holidays and on Good Friday. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) that it holds. The Fund values most money market instruments that it holds at their amortized cost.

Except for purchases through the retirement plans described below, the minimum initial investment in the Fund is $2,500 and the minimum additional investment is $100. The minimum initial investment for retirement plans is $250 and the minimum additional investment is $100. Orders for Class B Shares totaling $250,000 or more per day and cumulative orders for Class B Shares of $1,000,000 or more in accounts eligible to purchase Class A Shares with no initial sales charge or with a reduced sales charge under a right of "Cumulative Quantity Discount" will be treated as orders of Class A Shares or refused. No certificates evidencing the shares will be issued. All applications are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to reject applications in whole or in part for any reason.

Shares of the Fund may also be purchased through U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), the transfer agent for the Fund. To purchase shares in this manner, complete the Account Application accompanying this Prospectus and mail it along with a check for the purchase price to:

The Inland Mutual Fund Trust
c/o U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Send applications via overnight mail to:

The Inland Mutual Fund Trust
c/o U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INLAND REAL ESTATE INCOME AND GROWTH FUND

All applications must be accompanied by payment in the form of a check drawn on a U.S. bank payable to The Inland Mutual Fund Trust or by wire transfer. Please do not send cash. U.S. Bancorp will charge a $25.00 service fee against a shareholder's account for any returned checks. No redemption proceeds will be remitted to a shareholder with respect to shares purchased by check until such check has cleared.

Please call U.S. Bancorp at (800) 216-9785 before opening an account or making additional purchases to an existing account via wire transfer. A properly signed purchase application marked "FOLLOW-UP" must be received for all new accounts opened by wire transfer. Funds should be wired to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #0420-00013
Firstar Trust MFS A/C #112-952-137
Credit to: The Inland Mutual Fund Trust - Inland
Real Estate Income and Growth Fund [Shareholder account number and title of account, if known]

Please bear in mind that receipt of funds by wire at U.S. Bank, N.A. will not ensure same day pricing of the shares. All required documents must be received by U.S. Bancorp and must be accepted by the Fund prior to the pricing of shares.

Subsequent Purchases of Shares

Subsequent purchases (minimum $100) may be made through the Distributor, a participating broker or by mailing U.S. Bancorp a check with a letter describing the investment or with the "additional investment" portion of a confirmation statement. Checks should be made payable to The Inland Mutual Fund Trust and should clearly indicate the shareholder's account number.

Automatic Investment Plan

The Automatic Investment Plan provides for periodic investments with the Fund by means of automatic transfers of a designated amount from your bank account on a regular and convenient basis. Automatic transfers may be in any amount subject to a minimum of $100 per month. Further information is available by calling
(800) 216-9785. You may enroll by completing the appropriate section of the Application that accompanies this Prospectus.

Electronic Transfers

Subsequent purchases and redemptions may also be made by electronic funds transfer from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Subsequent purchases of shares may be made in amounts from $100 to $10,000.

To initiate purchases via electronic transfer, call (800) 216-9785. Shares will be purchased on the first regular business day U.S. Bancorp receives the funds through the ACH system, provided the funds are received before the close of regular trading on the NYSE. Most transfers are completed within three business days after the order is placed.

Electronic transfer privileges may be requested on the Account Application. Shareholders with existing accounts should complete the Supplemental Application with signatures guaranteed by all shareholders of record. Such privileges apply to each shareholder of record unless and until U.S. Bancorp receives written instructions from a shareholder of record canceling such privileges. The electronic transfer service is normally established within 15 days of receipt of an application by U.S. Bancorp. Changes of bank account information must be made by completing a new Supplemental Application signed by all owners of record, with all signatures guaranteed. U.S. Bancorp and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue electronic transfer privileges at any time without prior notice.

Changes in Registration and Account Privileges

Changes in registration or account privileges must be made in writing to U.S. Bancorp at the address listed above. Signature guarantees may be required.

INLAND REAL ESTATE INCOME AND GROWTH FUND

Correspondence

All correspondence must include your account number and be sent to U.S. Bancorp at the address listed above.

TDD Service

U.S. Bancorp offers Telecommunication Device for the Deaf services for hearing impaired shareholders. The dedicated number for this service is (800) 684- 3416.

Initial/Deferred Sales Charges

Class A Shares. Class A Shares of the Fund are sold on a continual basis at a public offering price equal to their net asset value per share. A sales charge, which varies according to the purchase level shown below is also imposed:

                    Sales                            Discount on
                  Charges as     Sales Charges      Commission to
                   % of Net       as % of the      Dealers as a %
 Class A Shares     Amount          Public            of Public
   Purchased       Invested      Offering Price    Offering Price

less than           6.10%           5.75%              5.00%
$50,000

$50,000 to          5.26%           5.00%              4.25%
$99,999

$100,000 to         4.17%           4.00%              3.25%
$249,999

$250,000 to         3.09%           3.00%              2.50%
$499,999

$500,000 to         2.56%           2.50%              2.25%
$999,999

$1,000,000 and      0.00%           0.00%              1.00%
greater

The Fund imposes a deferred sales charge of 1.00% on redemptions within one year of purchases of Class A Shares initially purchased in an amount of $1,000,000 or more (not including Class A Shares purchased with reinvested dividends or distributions).

The Distributor receives the sales charge, less any commission "re-allowed" to participating brokers as shown in the table above. The Distributor may, from time to time, re-allow the entire sales charge to participating brokers for orders placed during a specified period of time. No sales charge is imposed on the reinvestment of dividends or capital gains.

Class B Shares. Class B Shares of the Fund are sold on a continual basis at a public offering price equal to their net asset value per share. The Fund does not charge any up-front fees in connection with the purchase of Class B Shares. The Fund imposes a deferred sales charge of up to 5.00% on redemptions as follows (not including Class B Shares purchased with reinvested dividends or distributions):

    Year After
     Purchase:         1      2     3      4     5     6
     --------          -      -     -      -     -     -

Charge:                5%     4%    3%     2%    1%    1%

Class C Shares. Class C Shares of the Fund are sold on a continual basis at a public offering price equal to their net asset value per share. The Fund does not charge any up-front fees in connection with the purchase of Class C Shares. The Fund imposes a deferred sales charge of 1.00% on redemptions within one year of purchase (not including Class C Shares purchased with reinvested dividends or distributions).

Which class of shares is best for me? This Prospectus offers you a choice of three classes of Fund shares: A, B and C. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the section of this Prospectus on "Fees and Expenses." The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Set forth below is a summary of the differences among the classes of shares.

INLAND REAL ESTATE INCOME AND GROWTH FUND

Class A Shares

o    Initial shares charge of up to 5.75%.

o No deferred sales charge (except a 1.00% deferred sales charge on redemptions within one year of purchases of Class A Shares initially purchased in an amount of $1,000,000 or more).

o Lower annual expenses, and higher dividends, than Class B or C Shares because of lower 12b-1 fees.

Class B Shares

o    No initial sales charge.

o Deferred sales charge of up to 5.00% if you sell shares within six years of purchase.

o Higher annual expenses, and lower dividends, than Class A Shares because of higher 12b-1 fees.

o Convert automatically to Class A Shares after eight years, reducing the future 12b-1 fees (may convert sooner, at the discretion of the Fund).

Class C Shares

o    No initial sales charge.

o Deferred sales charge of 1.00% if you sell shares within one year of purchase.

o Higher annual expenses, and lower dividends, than Class A Shares because of higher 12b-1 fees.

o    No conversion to Class A Shares, so future 12b-1 fees do not decrease.

Reduced Sales Charges

There are several ways investors can reduce the initial sales charge. The following programs may be modified or terminated at any time.

Combined Purchase Privilege. Multiple purchases of shares of the Fund may be combined if the resulting purchase totals at least $50,000 and the purchases are made concurrently by an individual, a spouse and their children (under 21 years) for their own accounts. Certain purchases by fiduciaries on behalf of multiple beneficiaries may also qualify under this program. For further information call
(800) 216-9785.

Cumulative Quantity Discount. Additional purchases of shares of the Fund may qualify for a Cumulative Quantity Discount. An investor's add-on purchases may be added to the present value of all shares owned by the investor (including all shares aggregated under the above-described Combined Purchase Privilege) such that the new purchase sales charge would correspond to the cumulative purchase level.

To illustrate, an investor owning shares of the Fund worth $50,000 (present value) wishes to purchase an additional $25,000. The sales charge for the $25,000 purchase would be at the 5.0% rate applicable to a single $75,000 purchase, rather than at the 5.75% rate.

Investors must notify the Distributor whenever a reduced sales charge is applicable to a purchase and provide sufficient information to verify that the purchase qualifies for the privilege or discount.

Letter of Intent. A reduced sales charge can also be obtained through a written Letter of Intent, which expresses an intention to invest at least $50,000 in the Fund within a period of 13 months. Each purchase of shares under a Letter of Intent will be made at the purchase level indicated in the Letter. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the Letter of Intent is signed; however, if such prior purchases are to be included, the 13-month period will begin on the date of the earliest purchase to be included, and the sales charge on any purchases prior to the Letter will not be adjusted. Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Fund under a single Letter of Intent.

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum

INLAND REAL ESTATE INCOME AND GROWTH FUND

initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in the investor's name) to secure payment of the higher sales charge in the event the full intended amount is not purchased. If the full amount indicated is not purchased in the required period, such escrowed shares may be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If you wish to enter into a Letter of Intent in conjunction with your initial investment in shares of the Fund, you should complete the appropriate portion of the Account Application included with this Prospectus. If you are a current shareholder wanting to do so, you can obtain a form of Letter of Intent by calling (800) 216-9785.

Sales at Net Asset Value. The Fund may sell shares at net asset value without a sales charge to: (1) officers, directors and employees of the Fund, the Fund's investment adviser and any sub-adviser, the Distributor and (participating brokers), their affiliates and immediate family; (2) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the investment, such entity has assets of $5,000,000 or more or at least 100 participants; (3) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; or (4) accounts held by third party fiduciaries, which exercise discretionary authority and hold the accounts in fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts equal or exceed $1,000,000.

Investors should be aware that some broker-dealers may establish higher minimum investment requirements than set forth above, or charge additional amounts to their clients for other investment or administrative services. Firms also may hold Fund shares in nominee or "street name" as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of those shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of Fund shares or the reinvestment of dividends may not be available through such firms. This Prospectus should be read in connection with such firms' material regarding their fees and services.

Distribution Fees

The Fund has adopted a Service and Distribution Plan under Rule 12(b)-1 under the Investment Company Act of 1940 for the Class A Shares, the Class B Shares and the Class C Shares. The 12b-1 plans for the Class A Shares, the Class B Shares and Class C Shares authorize the payment of servicing fees (fees for personal services rendered to shareholders) at an annual rate of up to 0.25% of net assets. The 12b-1 plan for the Class B Shares and the Class C Shares also authorizes the payment of distribution fees (fees for services and expenses in connection with the distribution of shares) at an annual rate of up to 0.75% of net assets. Because the above 12b-1 fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges. The higher fees for Class B Shares and Class C Shares may cost you more than paying the initial sales charge for Class A Shares. Since Class C Shares do not convert to Class A Shares, like the Class B Shares, Class C Shares may cost you more over time than Class B Shares.

Redemptions

Shares of the Fund may be redeemed through a participating broker, by telephone, or by submitting a written redemption request directly to U.S. Bancorp (for non-broker accounts). Shares will be redeemed at their net asset value and are not subject to any redemption charge. However, participating brokers who process redemptions may charge customary commissions for their services. Requests for redemption received by dealers or other firms that are accepted prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on a regular business day will be confirmed at the NAV effective as of the closing of the NYSE on that day.

INLAND REAL ESTATE INCOME AND GROWTH FUND

The following do not apply to shares held in broker ("street name") accounts:

Direct Redemption. A shareholder's original Account Application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions). Changes in redemption instructions must be made in writing to U.S. Bancorp, and may require a signature guarantee. If shares were recently purchased by personal check, redemption proceeds will be mailed only upon the clearance of the personal check.

To Request a Redemption By Written Request:

o    Write a letter of instruction to U.S. Bancorp.

o Include the account number, the name(s) under which the account is registered and the dollar amount or number of shares to be redeemed. o Include signatures of all registered owners (including fiduciary titles). See "Signature Guarantees" below to see if a signature guarantee is required.

o Supply any additional documents required by U.S. Bancorp for redemption by corporations, partnerships or other organizations, fiduciaries, or if the redemption is requested by anyone other than the shareholder(s) of record.

o    Forward the request to U.S. Bancorp at the address listed above.

o A check will be mailed within seven days to the name and address in which the account is registered, or otherwise according to your letter of instruction.

Transfers of shares are subject to the same requirements. Shareholders having questions about redemptions should contact U.S. Bancorp at (800) 216-9785 before submitting a request. Requests for redemption by telegram and requests which are subject to any special conditions or that specify an effective date other than as provided herein cannot be honored. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by U.S. Bancorp.

IRA's. Investors holding shares in an IRA should indicate on their redemption requests whether or not to withhold federal income tax. Unless otherwise indicated, these redemptions (and redemptions of other investment plans not involving a direct rollover to an eligible plan), will be subject to federal income tax withholding.

Signature Guarantee. If the proceeds of the redemption: (i) exceed $50,000; (ii) are to be paid to a person other than the record owner; (iii) are to be sent to an address other than the address of the account on U.S. Bancorp's records; or
(iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request must be guaranteed, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

To Request a Redemption By Telephone:

o Telephone requests for redemption are accepted for shareholders, except those who have specifically declined telephone redemption privileges.

o Call U.S. Bancorp at (800) 216-9785. State the name of the Fund, the name(s) in which the account is held, the account number, the amount to be withdrawn and the name of the person requesting the redemption.

o Telephonic redemption requests are available for amounts between $1,000 and $50,000 ($50,000 maximum within any 7 calendar-day period).

o Proceeds from telephone redemptions are sent to the shareholder's address of record, generally the next business day following redemption. Changes in account information must be made in writing with a signature guarantee. Telephone redemptions will not be accepted within 30 days of a change in record address.

INLAND REAL ESTATE INCOME AND GROWTH FUND

The Fund employs reasonable procedures to confirm that instructions via telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed. The Fund requires a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. By completing an Account Application, an investor agrees that the Fund, the Distributor and U.S. Bancorp shall not be liable for any loss incurred by the investor by reason of the Fund accepting unauthorized telephone instructions for his or her account if the Fund reasonably believes the instructions to be genuine and the procedures described above are followed.

The Fund reserves the right to terminate or modify the telephone redemption service at any time. Telephone communications may be recorded by the Distributor or U.S. Bancorp.

Electronic Transfer Redemptions:

o To redeem by electronic transfer to a designated account at a financial institution, shareholders must first submit the proper application (see "Electronic Transfers" above.)

o    Call U.S. Bancorp at (800) 216-9785.

o Proceeds will normally be sent to the designated account the following business day and be received by the bank on the second or third business day.

o Shares purchased by check may not be redeemed in this manner until such shares have been owned (i.e., paid for) for at least 15 days.

Changes in bank account information must be made by completing a new Supplemental Application, signed by all owners of record, with all signatures guaranteed. The Fund may terminate the electronic transfer program at any time without notice to shareholders.

Expedited Wire Transfer Redemptions:

o To redeem by wire transfer, a single bank account (within the Federal Reserve wire system) into which the proceeds of the redemption can be deposited must have been previously designated.

o    Call U.S. Bancorp at (800) 216-9785 or submit a request in writing.

o    The minimum amount that may be wired is $1,000.

o Proceeds will generally be wired to the designated bank account the following business day.

o A $15.00 fee will be deducted from the shareholder's account. The shareholder is responsible for any charges imposed by the shareholder's bank. The Fund cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank.

o Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to 7 days if U.S. Bancorp deems it appropriate under then current market conditions.

The Fund reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to U.S. Bancorp.

Exchange Privilege

Shareholders may exchange, at net asset value, Fund shares for shares of First American Prime Obligations Fund (the "Money Market Fund"). This exchange privilege is a convenient way for shareholders to buy shares in a money market fund in order to respond to changes in their goals or market conditions. Before exchanging into the

INLAND REAL ESTATE INCOME AND GROWTH FUND

Money Market Fund, read its prospectus (call U.S. Bancorp at (800) 216-9785 for details). There is no charge for exchange transactions requested by mail, but U.S. Bancorp charges a $5.00 fee for each telephone exchange, which will be deducted from the investor's account from which the funds are being withdrawn. Use of the exchange privilege is subject to the minimum purchase and redemption amounts set forth in this Prospectus and in the Prospectus for the Money Market Fund.

Shares of the Fund exchanged for shares of the Money Market Fund, then exchanged at a later time for shares of the Fund will not incur any additional sales charges, so long as the investment has been continuously invested in shares of the Money Market Fund during the period between withdrawal and reinvestment. However, each exchange represents the sale of shares of one fund and the purchase of shares of another, so shareholders may realize a taxable gain or loss on the transaction. Investors should consult a tax professional or other financial adviser to determine the tax consequences of a particular exchange.

Because excessive trading can hurt the Fund's performance, the Fund reserves the right to limit the number of exchanges or otherwise prohibit or restrict shareholders from using the exchange privilege at any time, without notice. The restriction or termination of the exchange privilege does not affect the rights of shareholders to redeem shares.

The Money Market Fund is managed by an affiliate of U.S. Bancorp. The Money Market Fund is unrelated to The Inland Mutual Fund Trust.

Dividends

The Fund distributes substantially all of its investment income, if any, quarterly and substantially all of its capital gain, if any, annually. You have four distribution options:

All Reinvestment Option. Both dividends and capital gains distributions will be reinvested in additional Fund shares.

Capital Gains Reinvestment Option. Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

Dividend Reinvestment Option. Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

All Cash Option. Both dividend and capital gains distributions will be paid in cash.

This election may be made on the Purchase Application. To change your election, write to U.S. Bancorp Fund Services, LLC or call (800) 216- 9785.

Tax Consequences

The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gain income (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that distributions will consist primarily of ordinary income.

RETIREMENT PLANS

The Fund offers the following retirement plans that may be funded with purchases of Fund shares:

o    Traditional IRA

o    Roth IRA

o    Coverdell Education Savings Account (Education IRA)

o    SEP-IRA

o    401(k) Plan

o    Profit Sharing and Money Purchase Plans

A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the Fund upon request.

INLAND REAL ESTATE INCOME AND GROWTH FUND

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the period that it has been operating. The tables reflect the performance of only the Class A Shares and Class C Shares, as the Class B Shares did not exist for the periods reflected in the table. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and capital gains distributions). The financial highlights for the period from commencement of operations to October 31, 1999 and for the fiscal years 2000, 2001 and 2002 have been audited by KPMG LLP, whose report dated December 9, 2002, along with the Fund's financial statements, is included in the annual report. The annual report is available upon request.

Financial Highlights Class A Shares



                                                                                                               March 1,
                                                                                                            1999(1) through
                                                         Year Ended        Year Ended        Year Ended       October 31,
                                                      October 31, 2002  October 31, 2001  October 31, 2000       1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
Net asset value, beginning of period                       $10.98            $10.64            $ 9.22            $10.00
Income from investment operations:
     Net investment income 5                                 0.44              0.45              0.49              0.30
     Net realized and unrealized gains (losses) on
securities                                                   0.42              0.39              1.41             (0.82)

         Total from investment operations                    0.86              0.84              1.90             (0.52)
                                                           ------            ------            ------            ------
Less distributions:
     Dividends from net investment income                   (0.30)            (0.50)            (0.41)            (0.26)
     Tax return of capital                                    --                --              (0.07)              --

         Total distributions                                (0.30)            (0.50)            (0.48)            (0.26)
                                                           ------            ------            ------            ------

Net asset value, end of period                             $11.54            $10.98            $10.64             $9.22
                                                           ======            ======            ======             =====

TOTAL RETURN (2)                                             7.71%             8.00%            21.24%            (5.32%)(3)

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                    $9,503            $3,563            $1,404              $817

Ratio of net expenses to average net assets:
     Before expense reimbursement                            4.19%             6.43%             6.13%            12.71%(4)
     After expense reimbursement                             2.50%             2.50%             2.11%             1.15%(4)

Ratio of net investment income to average net assets:
     Before expense reimbursement                            2.02%             0.37%             0.89%            (6.20%)(4)
     After expense reimbursement                             3.71%             4.30%             4.91%             5.36%(4)

Portfolio turnover rate                                     28.04%(6)         32.61%(6)         15.17%             1.36%(3)
-----------------------------------------------------
(1)  Commencement of operations.
(2)  The total return calculation does not reflect the 5.75% front end sales charge for Class A Shares.
(3)  Not annualized.
(4)  Annualized.
(5)  Calculated using average shares outstanding during the year.
(6)  Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights Class C Shares
                                                                             May 17, 2002(1) through October 31, 2002
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
Net asset value, beginning of period                                                         $12.45
Income from investment operations:
     Net investment income (2)                                                                 0.17
     Net realized and unrealized gains (losses) on securities                                 (1.02)

         Total from investment operations                                                     (0.85)
                                                                                              ------

Less distributions:
     Dividends from net investment income                                                     (0.10)

         Total distributions                                                                  (0.10)
                                                                                              ------

Net asset value, end of period                                                                $11.50
                                                                                              ======

TOTAL RETURN3                                                                                (6.86%)(4)

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                                                        $252

Ratio of net expenses to average net assets:
     Before expense reimbursement                                                             5.94%(5)
     After expense reimbursement                                                              2.50%(5)

Ratio of net investment income to average net assets:
     Before expense reimbursement                                                            (0.03%)(5)
     After expense reimbursement                                                              3.41%(5)

Portfolio turnover rate                                                                      28.04%(6)
----------------------------------------------------------------------
(1)  Commencement of operations.
(2)  Calculated using average shares outstanding during the year.
(3)  The total return calculation does not reflect the 1.00% contingent deferred sales charge for Class C.
(4)  Not annualized.
(5)  Annualized.
(6)  Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

INLAND REAL ESTATE INCOME AND GROWTH FUND


CUSTODIAN                                         BOARD OF TRUSTEES
U.S. BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202                            J. Michael Borden
                                                  Delavan, Wisconsin
TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT                                  Daniel L. Goodwin
U.S. BANCORP FUND                                 Oak Brook, Illinois
SERVICES, LLC
615 East Michigan Street                          Lawrence Harb
Milwaukee, Wisconsin 53202                        Okemos, Michigan


INDEPENDENT ACCOUNTANTS                           Richard Imperiale
KPMG LLP                                          Milwaukee, Wisconsin
303 East Wacker Drive
Chicago, Illinois 60601                           F. L. Kirby
                                                  Chicago, Illinois
LEGAL COUNSEL
FOLEY & LARDNER                                   John Komives
777 East Wisconsin Avenue                         Milwaukee, Wisconsin
Milwaukee, Wisconsin 53202
                                                  Lawrence Kujawski
DISTRIBUTOR                                       Milwaukee, Wisconsin
INLAND SECURITIES CORPORATION
2901 Butterfield Road                             Roberta S. Matlin
Oak Brook, Illinois 60523                         Oak Brook, Illinois

INVESTMENT ADVISER                                Robert D. Parks
INLAND INVESTMENT ADVISORS, INC.                  Oak Brook, Illinois
2901 Butterfield Road
Oak Brook, Illinois 60523

INLAND REAL ESTATE INCOME AND GROWTH FUND

To learn more about the Fund you may want to read the Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling (800) 216-9785.

Prospective investors and shareholders who have questions about the Fund may also call the above number or write to the following address:

                          The Inland Mutual Fund Trust
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                         Milwaukee, Wisconsin 53201-0701

The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to:


                            Public Reference Section
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102

Please refer to the Fund's Investment Company Act file No. 811- 08958, when seeking information about the Fund from the Securities and Exchange Commission.










                            INLAND REAL ESTATE INCOME
                                 AND GROWTH FUND






                                   PROSPECTUS


                                February 28, 2003








                          THE INLAND MUTUAL FUND TRUST

                          THE INLAND MUTUAL FUND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                    INLAND REAL ESTATE INCOME AND GROWTH FUND



                             DATED FEBRUARY 28, 2003


     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus for the Class A Shares, Class B Shares and Class C Shares of the Inland Real Estate Income and Growth Fund, dated February 28, 2003. Requests for copies of the Prospectus should be made in writing to The Inland Mutual Fund Trust, c/o U.S. Bancorp Fund Services, LLC, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling (800) 216-9785.

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated February 28, 2003, and, if given or made, such information or representations may not be relied upon as having been authorized by The Inland Mutual Fund Trust. This Statement of Additional Information does not constitute an offer to sell securities.

     The following financial statements of the Inland Real Estate Income and Growth Fund are incorporated by reference to the Annual Report of The Inland Mutual Fund Trust, dated October 31, 2002 (File No. 811-08958), filed with the Securities and Exchange Commission on January 3, 2003:

     Statement of Assets and Liabilities
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Schedules of Investments
     Notes to the Financial Statements
     Independent Auditors' Report

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-216-9785.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

HISTORY OF THE INLAND MUTUAL FUND TRUST........................................1

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS.............................1

MANAGEMENT OF THE FUND........................................................13


OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS............................20

EXCHANGE PRIVILEGE............................................................21

INVESTMENT ADVISORY AND OTHER SERVICES........................................21

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................26

CAPITAL STRUCTURE.............................................................28

PURCHASE, REDEMPTION AND PRICING OF SHARES....................................31

TAXATION OF THE FUND..........................................................32

CALCULATION OF PERFORMANCE DATA...............................................34




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                     HISTORY OF THE INLAND MUTUAL FUND TRUST

     The Inland Mutual Fund Trust (the "Trust") was organized as a business trust on January 20, 1995 under the laws of the state of Delaware. Prior to February 28, 2002, the name of the Trust was The Jefferson Fund Group Trust.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

CLASSIFICATION OF THE TRUST AND THE FUND

     The Trust is an open-end management investment company. The Trust currently issues only one series of its securities: the Inland Real Estate Income and Growth Fund (the "Fund"). Prior to February 28, 2002, the name of the Fund was the Jefferson REIT Fund. The Fund is a non-diversified fund, and offers classes of its shares with different sales charges and expenses.

INVESTMENT STRATEGIES AND RISKS

     The Fund's Prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

     American Depository Receipts. The Fund may invest in American Depository Receipts ("ADRs") of foreign issuers. The Fund limits investments in American Depository Receipts of foreign issuers to 25% of its respective assets. Such investments may involve risks which are in addition to the usual risks inherent in investments in domestic issuers. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.


     Convertible Securities. The Fund may invest in convertible securities (e.g., preferred stock or debt of a corporation that is convertible into common stock). The investment adviser for the Fund will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

     Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer,


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deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

     Illiquid Securities/Unseasoned Companies/Restricted Securities. The Fund may invest a maximum of 10% of its net assets in restricted securities, other illiquid securities and in securities of unseasoned companies. Illiquid securities are securities which may not be disposed of in the ordinary course of business within seven days, including repurchase agreements maturing in more than seven days. Illiquid securities do not include securities subject to a seven day put option or readily convertible into saleable securities. Securities of unseasoned companies are equity securities of companies having a record of less than three years of continuous operation.


     Restricted securities are securities that are restricted from being sold to the public without registration under the federal securities laws, and include securities subject to resale under Rule 144A under the Securities Act of 1933. Restricted securities may be sold only in privately negotiated transactions, in a registered public offering or pursuant to exemptions from federal registration requirements. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     Warrants. The Fund may invest up to 5% of its net assets in warrants or rights (valued at the lower of cost or market) which entitle the holder to buy equity securities at a specific price for a specified period of time, provided that no more than 2% of its net assets are invested in warrants not listed on the New York or American Stock Exchanges. The Fund may invest in warrants or rights acquired by the Fund as part of a unit or attached to securities at the time of purchase without limitation.

     Forward Commitments. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. The Fund may dispose of a forward commitment prior to settlement and may realize short-term profits or losses upon such disposition.

     Repurchase Agreements. The Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers with respect to not more than 25% of its total assets (taken at current value), except that no such limit applies when the Fund is investing for temporary defensive purposes. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The value of the underlying securities (or

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

collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The investment adviser for the Fund will monitor the creditworthiness of the counterparties to repurchase agreements with the Fund.

     Securities Loans. The Fund may make secured loans of its portfolio securities amounting to no more than 25% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the investment adviser to the Fund to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash, U.S. Government securities or other high quality debt securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

     Cash Reserves. The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of total assets. The money market instruments in which the Fund may invest include United States Treasury Bills and other short-term U.S. Government securities, commercial paper rated A-2 or better by Standard & Poor's Corporation, commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The investment adviser for the Fund will monitor the creditworthiness of the issuer of the commercial paper master notes purchased by the Fund.

     When-Issued and Delayed-Delivery Transactions. The Fund may enter into agreements with banks or broker-dealers for the purchase of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed-delivery basis, it is required either: (i) to maintain in that account cash or liquid securities in an amount equal on a daily basis to the amount of the Fund's when-issued or delayed-delivery commitments; or (ii) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. The Fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

     Options Transactions. The Fund will not write options that are not "covered." A written call option is "covered" if the Fund owns the underlying security subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities with its custodian. A written put option is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price with its custodian, or holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, and supply and demand interest rates.

     If the writer of an option wishes to terminate his obligations, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Fund will be able to effect a closing purchase or a closing sale transaction at any particular time.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is covered by cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     The Fund may write options in connection with buy-and-write transactions; that is, the Fund will purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

     The extent to which the Fund will be able to write and purchase call and put options will also be restricted by the Fund's intention to qualify the Fund as a regulated investment company under the federal income tax law.

     OTC Options. The Fund will enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

     It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 10% of the Fund's net assets would be invested in OTC options purchased by the Fund and other illiquid investments.

     Limitations on the Use of Options Strategies. The Fund's ability to engage in the options strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options transactions may be limited by tax considerations.

     Risk Factors in Options Transactions. The option writer has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the security.

     An exchange-traded option may be closed out only on a national securities exchange (an "Exchange") which generally provides a liquid secondary market for an option of the same series. An OTC option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in that class or series of options) would cease to exist, although outstanding options on the Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of the Fund's investment adviser may be considered to be

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such a group. These position limits may restrict the Fund's ability to purchase or sell options on a particular security.

     Leveraging. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund, when it leverages its investments, will increase more when the Fund's portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Investment Company Act of 1940, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

     Futures Transactions. The Fund may sell futures contracts, purchase put options on futures contracts and write call options on futures contracts for the purpose of hedging its portfolio. The Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets.

     Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of commodity or financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying commodity or financial instrument in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. An index futures contract is similar except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of a contract market.

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     Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out of a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

     The purchase (that is, assuming a long position in) or sale (that is, assuming a short position in) of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     The Fund may engage in transactions in futures contracts for the purpose of hedging against changes in the values of securities it owns or intends to acquire. The Fund may sell such futures contracts in anticipation of a decline in the value of its investments. The risk of such a decline can be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads. The sale of futures contracts provides an alternative means of hedging the Fund against a decline in the value of its investments in fixed-income securities. As such values decline, the value of the Fund's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's fixed-income securities which are being hedged. While the Fund will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed-income securities. Employing futures as a hedge may also permit the Fund to assume a defensive posture without reducing its yield on its investments.

     Call Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures

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contract or underlying debt securities. As with the purchase of a futures contract, the Fund may purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities or commodities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Futures Contracts. The purchase of put options on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. The Fund may purchase put options on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates or declines in stock market prices. The Fund may purchase put options on futures contracts in circumstances where it would sell futures contracts.

     The Fund may write a put option on a futures contract as a partial hedge against increasing prices of the assets which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of assets that the Fund intends to purchase.

     Index Futures. A securities index assigns relative values to the securities comprising the index. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

     The Fund will engage in transactions in index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which the Fund intends to purchase. In connection with its purchase of index futures contracts, the Fund will deposit an amount of cash and cash equivalents, equal to the market value of the futures contracts, in a segregated account with the Fund's custodian and/or in the margin account with a broker.

     Limitations on the Use of Options and Futures Portfolio Strategies. The Fund will not "over-hedge," that is the Fund will not make open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures contracts.

     The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and CFTC rules.

     Risk Factors in Futures Transactions. Investment by the Fund in futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted.

     Futures contracts may be used to hedge against a possible increase in the price of securities which the Fund anticipates purchasing, or options thereon. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

     The successful use of transactions in futures and related options also depends on the ability of the investment adviser to the Fund to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or related option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities.

As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     Except as otherwise noted, the Fund has adopted the following investment restrictions as fundamental policies of the Fund. A fundamental policy may not be changed without the vote of a majority of outstanding voting securities of the Fund. "Majority" means the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     1. The Fund will not purchase securities on margin or participate in a joint-trading account.

     2. The Fund may borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940.

     3. The Fund will not make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     4. The Fund will not make investments for the purpose of exercising control or management of any company.

     5. The Fund will not acquire or retain any security issued by a company if
(a) an officer or director of such company is an officer or trustee of the Trust or an officer, director or other affiliated person of its investment advisor; or
(b) officers or trustees of the Trust or officers or directors of its investment adviser owning beneficially more than one-half of one percent of its securities together own beneficially more than five percent of its securities.

     6. The Fund will not write (sell) or purchase options except that the Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase (and on stock indices) and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase; provided that the premiums paid by the Fund on all outstanding options it has purchased do not exceed 5% of its total assets. The Fund may enter into closing sale transactions with respect to options it has purchased.

     7. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund.

     8. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development lease or program, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly-traded securities of companies engaging in whole or in part in such activities.

     9. The Fund will not purchase or sell real estate, real estate mortgage loans or real estate limited partnerships, except that the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of real estate investment trusts, securities secured by real estate or interests thereon and securities of companies engaged in the real estate business.

     10. The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and related options.

     11. The Fund will not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following investment limitations are not fundamental, and may be changed without shareholder approval. All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If violated, the Fund will immediately liquidate such investment so that no excess or deficiency remains.

     1. It is contrary to the present policy of the Fund to purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered investment companies where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered investment companies. All assets of the Fund invested in securities of registered investment companies will be included in the daily net assets of the Fund for purposes of calculating the monthly advisory fees payable to the Fund's investment adviser. In such event, shareholders of the Fund will in effect pay two advisory fees on the assets invested in investment companies.

     2. In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of the Fund to normally invest at least 80% of the value of its net assets in any combination of (a) real estate income securities, such as dividend paying REITs or (b) securities of companies outside of the real estate industry that the Fund believes will increase in value as a result of market conditions and/or inherent growth of the companies themselves, such as common stock. If the Fund's Board of Directors determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

PORTFOLIO TURNOVER

     The annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year, by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. High turnover (100% or more) in any year may result in the payment by the Fund from capital of above average amounts of brokerage commissions and could generate higher than normal short-term capital gains. Portfolio turnover almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. As a result of the investment policies of the Fund, under certain market conditions the Fund's portfolio turnover may be higher than those of many other investment companies. It is, however, impossible to predict portfolio turnover in future years.

                             MANAGEMENT OF THE FUND

GENERAL INFORMATION REGARDING MANAGEMENT

     The trustees are responsible for the general supervision of the Trust and the Fund. The day-to-day operations of the Trust are the responsibilities of the Trust's officers.

MANAGEMENT INFORMATION

     The name, address, principal occupations during the past five years and other information with respect to each of the trustees and officers of the Trust are set forth below. (There is no applicable "family of investment companies" or "fund complex" as this term is defined in the Investment Company Act of 1940.)

"Disinterested Persons" of the Fund:
-----------------------------------


                                                   Lawrence J. Kujawski
                                                          Position(s) Held            Length of Time Served; Principal
                                                     with the Trust and Term of      Occupations During Past Five Years;
Address                                   Age                 Office                       and Other Directorships
-------                                   ---                 ------                        -------------------
The Oaks Building, Suite 101              63                  Trustee             Mr. Kujawski has served as a trustee of
8112 West Bluemound Road                                    Indefinite            the Trust since its inception.
Milwaukee, WI  53213
                                                                                  Mr. Kujawski has been President of
                                                                                  Uniplan/Matrix, Inc., a consulting firm
                                                                                  specializing in the valuation of
                                                                                  closely-held securities and investment
                                                                                  banking activities since 1998. He has
                                                                                  also been the President of Matrix
                                                                                  Venture Funds, Inc., another firm
                                                                                  specializing in the valuation of
                                                                                  closely-held securities and investment
                                                                                  banking activities, since 1982.



                                                    Richard Imperiale
                                                          Position(s) Held            Length of Time Served; Principal
                                                     with the Trust and Term of      Occupations During Past Five Years;
Address                                   Age                 Office                       and Other Directorships
-------                                   ---                 ------                        -------------------
The Oaks Building, Suite 101              45                  Trustee             Mr. Imperiale has served as a trustee of
8112 West Bluemound Road                                    Indefinite            the Trust since its inception.
Milwaukee, WI  53213
                                                                                  Mr. Imperiale has been the President of
                                                                                  Uniplan, Inc., since he founded Uniplan,
                                                                                  Inc. in 1985.
                                                        F.L. Kirby

                                                          Position(s) Held            Length of Time Served; Principal
                                                     with the Trust and Term of      Occupations During Past Five Years;
Address                                   Age                 Office                       and Other Directorships
-------                                   ---                 ------                        -------------------

516 North Western Avenue                  58                  Trustee             Mr. Kirby has served as a trustee of the
Lake Forest, IL  60045                                      Indefinite            Trust since its inception.

                                                                                  Mr. Kirby has been a senior vice
                                                                                  president of Morgan Stanley Dean Witter,
                                                                                  Inc., a broker-dealer, since 2000. Prior
                                                                                  to that time he was a senior vice
                                                                                  president of Schroders, a broker-dealer,
                                                                                  since 1998. From 1997 until 1998, he was
                                                                                  a Director, Chief Executive Officer and
                                                                                  an Executive Committee member of Rodman
                                                                                  & Renshaw, Inc.


                                                     John L. Komives

                                                          Position(s) Held            Length of Time Served; Principal
                                                     with the Trust and Term of      Occupations During Past Five Years;
Address                                   Age                 Office                       and Other Directorships
-------                                   ---                 ------                        -------------------

101 S. Second Street                      73                  Trustee             Dr.  Komives  has served as a trustee of
Milwaukee, WI  53204                                        Indefinite            the Trust since its inception.

                                                                                  Dr. Komives is the President of
                                                                                  Lakeshore Group Ltd., a position he has
                                                                                  held since he founded the firm in 1975.

                                                     J. Michael Borden


                                                          Position(s) Held            Length of Time Served; Principal
                                                     with the Trust and Term of      Occupations During Past Five Years;
Address                                   Age                 Office                       and Other Directorships
-------                                   ---                 ------                        -------------------

2938 North Shore Drive                    66                 Trustee              Mr. Borden has served as a trustee of
Delavan, WI 53115                                           Indefinite            the Trust since its inception.

                                                                                  Since 1988, Mr. Borden has been the
                                                                                  president of Total Quality Plastics, Inc.,
                                                                                  a manufacturer of injection molding, the

                                                                                  President of Rock Valley Trucking, and
                                                                                  the President of Freedom Plastics, Inc.
                                                                                  Mr. Borden has been the president and
                                                                                  chief executive officer of Hufcor, Inc.,
                                                                                  a manufacturer of movable walls and
                                                                                  accordion partitions, since 1978. Mr.
                                                                                  Borden has served as a Director of the
                                                                                  Catholic Funds Inc., a registered
                                                                                  investment company, since 1998.

                                                     Lawrence E. Harb

                                                          Position(s) Held            Length of Time Served; Principal
                                                     with the Trust and Term of      Occupations During Past Five Years;
Address                                   Age                 Office                       and Other Directorships
-------                                   ---                 ------                        -------------------
P. O. Box 504                             50                 Trustee              Mr. Harb has served as a trustee of the
Okemos, MI  48805                                           Indefinite            Trust since July 18, 2000.

                                                                                  Mr. Harb is currently president of IT
                                                                                  Risk Managers, Inc., a specialty
                                                                                  wholesaler of internet and technology
                                                                                  insurance. Formerly (January 1999 -
                                                                                  August/September 2000), Mr. Harb served
                                                                                  as the Managing Director of Sales and
                                                                                  Marketing for J.S. Wurzler Underwriting
                                                                                  Managers, an underwriter of internet and
                                                                                  e-commerce insurance. Prior to that time
                                                                                  he served as an officer of subsidiaries
                                                                                  of AON Corp., a holding company that
                                                                                  owned mutual fund investment advisory
                                                                                  and insurance brokerage businesses.



"Interested Persons" (as defined in the Act) of the Fund:

                                                    Daniel L. Goodwin*

                                                          Position(s) Held            Length of Time Served; Principal
                                                     with the Trust and Term of      Occupations During Past Five Years;
Address                                   Age                 Office                       and Other Directorships
-------                                   ---                 ------                        -------------------

2901 Butterfield Road                     59                 Trustee              Mr. Goodwin has served as a trustee of
Oak Brook, IL  60523                                        Indefinite            the Trust since September 17, 2002.

                                                                                  Mr. Goodwin is Chairman of the Board of
                                                                                  Directors of The Inland Group, Inc., a
                                                                                  multi-billion dollar real estate and
                                                                                  financial organization, and also serves
                                                                                  on the board of several other business
                                                                                  entities involved in the real estate and
                                                                                  financial business, including Inland
                                                                                  Mortgage Investment Corporation, a
                                                                                  mortgage banking company, of which Mr.
                                                                                  Goodwin is President. For over 20 years,
                                                                                  Mr. Goodwin has been trading stock and
                                                                                  stock

                                                    Daniel L. Goodwin*
                                                          Position(s) Held            Length of Time Served; Principal
                                                     with the Trust and Term of      Occupations During Past Five Years;
Address                                   Age                 Office                       and Other Directorships
-------                                   ---                 ------                        -------------------

                                                                                  options, and has been a member of
                                                                                  Inland Investment Advisors, Inc.'s
                                                                                  investment committee since its
                                                                                  inception. He continues to oversee The
                                                                                  Inland Group's investment portfolio. Mr.
                                                                                  Goodwin is Chairman of Inland Bancorp
                                                                                  Holding Company and has been a Director
                                                                                  of three other Illinois banks and a
                                                                                  Chairman of the American National Bank
                                                                                  of DuPage. He is Chairman of the
                                                                                  Northeastern Illinois University Board
                                                                                  of Trustees and Vice Chairman of the
                                                                                  Board of Trustees of Benedictine
                                                                                  University.


                                                     Robert D. Parks*

                                                          Position(s) Held            Length of Time Served; Principal
                                                     with the Trust and Term of      Occupations During Past Five Years;
Address                                   Age                 Office                       and Other Directorships
-------                                   ---                 ------                        -------------------

2901 Butterfield Road                     59           Trustee, President and     Mr. Parks has served as a trustee of the
Oak Brook, IL  60523                                         Chairman             Trust since October 16, 2001.
                                                            Indefinite
                                                                                  Mr. Parks served as Chairman of the
                                                                                  Board, President and Chief Executive
                                                                                  Officer of Inland Real Estate
                                                                                  Corporation from October 1994 through
                                                                                  July 2000 and from February 2001 to the
                                                                                  present. Mr. Parks is a founding
                                                                                  stockholder and a Director of The Inland
                                                                                  Group, Inc. Mr. Parks also serves on the
                                                                                  board, or as an officer, of entities
                                                                                  wholly-owned or controlled by The Inland
                                                                                  Group, Inc. Mr. Parks is primarily
                                                                                  responsible for managing the Inland
                                                                                  Group affiliated broker-dealer and other
                                                                                  marketing and investor relations
                                                                                  activities. Mr. Parks is also Chairman
                                                                                  of the Board, Chief Executive Officer
                                                                                  and a Director of Inland Retail Real
                                                                                  Estate Trust, Inc. and a Director of
                                                                                  Inland Securities Corporation. He is a
                                                                                  registered Direct Participation Program
                                                                                  Principal with the National Association
                                                                                  of Securities Dealers, Inc. and a member
                                                                                  of the Real Estate Investment
                                                                                  Association and the National Association
                                                                                  of Real Estate Investment Trusts.



                                                    Roberta S. Matlin*
                                                          Position(s) Held            Length of Time Served; Principal
                                                     with the Trust and Term of      Occupations During Past Five Years;
Address                                   Age                 Office                       and Other Directorships
-------                                   ---                 ------                        -------------------
2901 Butterfield Road                     58          Trustee, Executive Vice     Ms. Matlin has served as a trustee of
Oak Brook, IL  60523                                    President, Secretary      the Trust since October 16, 2001.
                                                           and Treasurer
                                                             Indefinite           Ms. Matlin joined The Inland Group, Inc.
                                                                                  in 1984 as a Director of investor
                                                                                  administration and currently serves as
                                                                                  Senior Vice President of Inland Real
                                                                                  Estate Investment Corporation. From
                                                                                  March 1995 to July 2000, Ms. Matlin was
                                                                                  Vice President of Administration of
                                                                                  Inland Real Estate Corporation. Ms.
                                                                                  Matlin serves as a Director of Inland
                                                                                  Real Estate Investment Corporation and
                                                                                  Inland Securities Corporation, of which
                                                                                  she is Vice-President. She is President
                                                                                  and a Director of Inland Investment
                                                                                  Advisors, Inc. and Intervest Southern
                                                                                  Real Estate Corporation, Vice President
                                                                                  of Administration of Inland Retail Real
                                                                                  Estate Trust, Inc. and a Director of
                                                                                  Partnership Ownership Corporation. Ms.
                                                                                  Matlin is a registered securities
                                                                                  principal.


______________

* Messrs. Goodwin and Parks and Ms. Matlin are trustees who are "interested persons" of the Fund because of their relationship to Inland Investment Advisors, Inc.

Committees


     The Trust's Board of Trustees has created an audit committee whose members consist of John L. Komives and Lawrence E. Harb. The primary functions of the audit committee are to recommend to the Board of Trustees the independent accountants to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund's internal controls and to review certain other matters relating to the Fund's accountants and financial records. The audit committee met once in fiscal 2002.


     The Fund's Board of Trustees has no other committees.

COMPENSATION

     The Fund's standard method of compensating trustees is to pay each trustee who is not an officer of the Trust a fee of $125 for each meeting of the trustees attended. Officers of the Trust receive no compensation for their services as officers. The Fund also may reimburse its trustees for travel expenses incurred in order to attend meetings of the trustees.

     For the fiscal year ended October 31, 2002, officers and trustees of the Trust received $3,375 in aggregate remuneration, as set forth more fully in the compensation table below.

                               COMPENSATION TABLE
                  (FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002)
                                     Aggregate       Pension or Retirement     Estimated Annual      Total Compensation
                                 Compensation From    Benefits Accrued as        Benefits Upon       From the Trust and
Name of Trustee                      the Trust       Part of Trust Expenses       Retirement            Fund Complex*
---------------                      ---------       ----------------------       ----------            ------------
Disinterested Persons of the Fund:
---------------------------------
Lawrence J. Kujawski                   $625                    0                       0                    $625
Richard Imperiale                      $250                    0                       0                    $250
John Komives                           $625                    0                       0                    $625
J. Michael Borden                      $625                    0                       0                    $625
F.L. Kirby                             $625                    0                       0                    $625
Lawrence E. Harb                       $625                    0                       0                    $625

Interested Persons of the Fund:
------------------------------
Daniel L. Goodwin**                      0                     0                       0                     0
Robert D. Parks                          0                     0                       0                     0
Roberta S. Matlin                        0                     0                       0                     0
_________________________
*  There is no applicable "fund complex" as this term is defined in the Investment Company Act of 1940.
** Mr. Goodwin was elected as a trustee on September 17, 2002.


SALES LOADS

     The Fund may sell shares at net asset value without a sales charge to: (1) officers, trustees and employees of the Fund, the Fund's investment adviser and any sub-adviser, the Fund's distributor and (participating brokers), their affiliates and immediate family; (2) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the investment, such entity has assets of $5,000,000 or more or at least 100 participants; (3) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; or (4) accounts held by third party fiduciaries, which exercise discretionary authority and hold the accounts in fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts equal or exceed $1,000,000. The reason for permitting such investments without a sales charge is that the Fund's distributor incurs no material sales expense in connection therewith.

Code of Ethics

     The Trust and the Fund's investment adviser have adopted codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

RANGE OF TRUSTEES' EQUITY OWNERSHIP


     The following table sets forth the dollar range of equity securities beneficially owned by each trustee, as of December 31, 2002 (this is also the valuation date):

  Name of Trustee                Dollar Range of Equity Securities in the Fund*
  ---------------                ---------------------------------------------

  Disinterested Persons

  Lawrence J. Kujawski                          $10,001-$50,000

  Richard Imperiale                                $1-$10,000

  John Komives                                     $1-$10,000

  J. Michael Borden                                   None

  F.L. Kirby                                          None

  Lawrence E. Harb                                    None

  Interested Persons

  Daniel L. Goodwin                              Over $100,000

  Robert D. Parks                                Over $100,000

  Roberta S. Matlin                                $1-$10,000

  ------------------------------------
* There is no applicable "family of investment companies" as this term is defined in the Investment Company Act of 1940.


Investment Advisory Agreement

     In approving the existing investment advisory agreement, the Board of Trustees considered a number of factors, including, but not limited to, the following:

     o the nature and quality of the services offered by the investment adviser;

     o the reasonableness of the compensation payable to the investment adviser;

     o the personnel, operations and financial condition of the investment adviser; and

     o the investment management capabilities, methodologies and performance of the investment adviser.

     Based upon its review, the Board concluded that the investment methodologies of the investment adviser would fit with the Fund's investment policies, and that the investment adviser had the capabilities, resources and personnel necessary to manage the Fund effectively. Further, the Board concluded that based on the services the investment adviser would be required to render under the investment advisory agreement, that the compensation to be paid to the investment adviser was fair and reasonable. Thus, the Board of Trustees concluded that it would be in the best interests of the Fund to enter into the investment advisory agreement.

     The benefits derived by the investment adviser from soft dollar arrangements are described under the caption "Brokerage Allocation and Other Practices." None of the trustees who are Disinterested Persons, or any members of their immediate family, own shares of the investment adviser or companies, other than registered investment companies, controlled by or under common control with the investment adviser.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS


     Set forth below are the names and addresses of all holders of the Fund's shares who as of January 31, 2003 owned of record or, to the knowledge of the Fund, owned beneficially more than 5% of the Fund's then outstanding shares. Also set forth below are the number of shares and the percentage of the outstanding shares of the Fund owned as of January 31, 2003 by all officers and trustees of the Trust as a group.
                                                                      Percent of
Name and Address Of Beneficial Owner          Number of Shares        Total Fund
------------------------------------          ----------------        ----------

Inland Real Estate Investment Corporation        178,566                  20.9%
2901 Butterfield Road
Oak Brook, IL  60523-1159

Inland Mortgage Investment Corporation            81,766                   9.6%
2901 Butterfield Road
Oak Brook, IL 60523-1159

Officers and Trustees as a Group                  29,650                   3.5%
(9 persons)

     Any person owning more than 25% of the Fund's shares may be deemed to have effective voting control over the operation of the Fund, which would diminish the voting rights of other shareholders. For purposes of the Act, Inland Real Estate Investment Corporation and Inland Mortgage Investment Corporation, collectively, may be deemed to control the Fund. Inland Real Estate Investment Corporation, a Delaware corporation is a wholly-owned subsidiary of The Inland Group, Inc., a Delaware corporation. Inland Mortgage Investment Corporation, an Illinois corporation, is a wholly-owned subsidiary of Inland Financial Group, Inc., an Illinois corporation, which in turn is a wholly-owned subsidiary of The Inland Group, Inc. The Fund does not control any person.

                               EXCHANGE PRIVILEGE


     As described in the Prospectus under the caption "Exchange Privilege," a shareholder may exchange shares of the Fund for shares of the First American Prime Obligations Fund at their current net asset values.

     The Fund reserves the right to modify or discontinue the exchange privilege at any time. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Investment Adviser. As set forth in the Prospectus, the investment adviser to the Fund is Inland Investment Advisors, Inc. ("Inland" or "Adviser"). Inland's address is 2901 Butterfield Road, Oak Brook, Illinois 60523. Inland became the Adviser to the Fund on June 1, 2001, pursuant to an interim investment advisory agreement. The shareholders of the Fund approved a new investment advisory agreement with Inland on October 16, 2001 (the "Advisory Agreement").

     Prior to June 1, 2001, Uniplan, Inc. ("Uniplan") acted as the investment adviser to the Fund, pursuant to an investment advisory agreement that was entered into at the inception of the Fund. Uniplan's address is The Oaks Building, Suite 101, 8112 West Bluemound Road, Milwaukee, Wisconsin 53202.

     The former investment advisory agreement with Uniplan contains substantially the same terms and conditions as the Advisory Agreement, as described below. The two investment advisory agreements differ in one principal respect, the amount of the advisory fee. Pursuant to the Advisory Agreement, Inland furnishes continuous investment advisory services and management to the Fund. Inland, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making investment decisions for the Fund.

     Inland is a wholly-owned indirect subsidiary of The Inland Group, Inc. and recently registered as an investment adviser with the Securities and Exchange Commission. Inland's investment committee is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Inland has not previously managed an investment portfolio of a registered investment company. The Inland Group, Inc. was formed in 1968 and is a fully integrated real estate and financial organization providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services. The Inland Group, Inc. is controlled by Mr. Daniel L. Goodwin, its Chairman of the Board and Chief Executive Officer. His address is 2901 Butterfield Road, Oak Brook, Illinois 60573.

     The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the trustees of the Trust, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the trustees of the Trust who are not parties to the

Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the trustees of the Trust or by vote of a majority of the Fund's shareholders, on 60 days written notice to the Adviser, and by the Adviser on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

     The Advisory Agreement provides that the Adviser shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

     As investment adviser to the Fund, Uniplan received a fee calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 0.60% of the Fund's average daily net assets. For its services to the Fund under the Advisory Agreement, Inland will receive a fee calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 1.00% of the Fund's average daily net assets.


     For the fiscal years ended October 31, 2001 (for the period Uniplan acted as investment adviser) and October 31, 2000, the fees paid to Uniplan under the former investment advisory agreement were $5,410 and $8,405, respectively. For the fiscal years ended October 31, 2002 and 2001 (for the period Inland acted as investment adviser), the fees paid to Inland were $69,643 and $8,755, respectively. Inland was not an investment adviser to the Fund for the fiscal year ended October 31, 2000.


     Payment of Fund Expenses. The Fund will pay all of its expenses not assumed by the Adviser or its distributor, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund will also pay the fees of trustees who are not officers of the Trust, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

     Expense Reimbursements. Inland has agreed to reimburse the Fund for expenses in excess of 2.50% of the Fund's average daily net assets. The Fund will monitor its expenses on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, then the Fund will create an account receivable from Inland and invoice Inland in the amount of the excess. Inland will pay any such amounts within 30 days of being invoiced by the

Fund. If later in the fiscal year the accrued expenses of the Fund fall below 2.50% of the Fund's average daily net assets, then the Fund will repay to Inland the amounts previously paid by Inland, but only to the extent accrued expenses are less than 2.50% of the Fund's average daily net assets. If, in any of the three fiscal years following any fiscal year in which Inland has reimbursed the Fund because of excess expenses, the Fund's expenses are less than 2.50% of the Fund's average daily net assets, then the Fund will repay to Inland the amounts that Inland had reimbursed the Fund and which had not previously been repaid; provided, however, that in no event will the Fund's expenses exceed 2.50%. Inland's reimbursement commitment is terminable on 60 days notice. Since its inception the Fund has had its excess expenses reimbursed at varying levels by various parties, including Uniplan and Inland. Such reimbursements were as follows:


         Year Ended October 31                  Amount of Reimbursement
         ---------------------                  -----------------------
                 2002                                   $ 130,223


                 2001                                   $  92,875


                 2000                                   $  56,171

     Distribution and Servicing. Shares of the Fund are continuously offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. and which have dealer agreements with the Fund's principal underwriter and distributor, or which have agreed to act as introducing brokers for the Fund's principal underwriter and distributor ("introducing brokers"). Inland Securities Corporation, 2901 Butterfield Road, Oak Brook, Illinois 60523 is the principal underwriter and distributor for the Fund pursuant to an underwriting agreement. Inland Securities Corporation is a wholly-owned subsidiary of The Inland Group, Inc. and, therefore, an affiliate of Inland. Inland Securities Corporation offers shares of the Fund on a "best efforts" basis. During the Fund's most recent fiscal year, Inland Securities Corporation did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation.


     The Trust has adopted three Service and Distribution Plans (the "Plans"). There is a Plan for each class of shares of the Trust (i.e. for the Class A Shares, Class B Shares and the Class C Shares). The Plans were adopted in anticipation that the Fund will benefit from the Plans through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plans authorize the payment of servicing fees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to the class of shares in question. The Plan for the Class B Shares and the Class C Shares authorizes the payment of distribution fees at an annual rate of up to 0.75% of the Fund's average daily net assets. The servicing fee may be spent by the distributor on personal services rendered to shareholders of the Fund (but not on recordkeeping charges, accounting expenses, transfer costs, or custodian fees). The distributor may pay all or a portion of the distribution and servicing fees it receives from the Fund to participating brokers and introducing brokers.

     Each Plan may be terminated by the Fund at any time by a vote of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Trustees") or by a vote of a majority of the outstanding shares of either the Fund's Class A Shares with respect to its Plan, the Fund's Class B Shares with respect to its Plan or the Fund's Class C Shares with respect to its Plan. Messrs. Kujawski, Komives and Harb are currently the Rule 12b-1 Trustees. Any change in a Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the trustees, including the Rule 12b-1 Trustees, and a majority of the Fund's Class A Shares with respect to its Plan, the Fund's Class B Shares with respect to its Plan and a majority of the Fund's Class C Shares with respect to its Plan.

     While the Plans are in effect, the selection and nomination of trustees who are not interested persons of the Trust will be committed to the discretion of the trustees who are not interested persons of the Trust. The trustees must review the amount and purposes of expenditures pursuant to the Plans quarterly as reported to it by a distributor, if any, or officers of the Trust. The Plans will continue in effect for as long as their continuance is specifically approved at least annually by the trustees, including the Rule 12b-1 Trustees.


     During the fiscal year ended October 31, 2002, the Fund accrued fees of $19,024 pursuant to its Plan for the Class A Shares, $2,670 of which were used to pay selling dealers and $16,354 of which remain available for payment of future expenses in accordance with the Plan. During the fiscal year ended October 31, 2002, the Fund accrued fees of $526 pursuant to its Plan for the Class C Shares, all of which remain available for payment of future expenses in accordance with the Plan. The Class B Shares were not offered until December 17, 2002.


     The trustees believe that the Plans provide benefits to the Fund. The trustees believe that the Plans result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of shares and redemptions of Fund shares in the absence of the Plans or under an alternative distribution scheme. The effect on sales and/or redemptions is believed to benefit the Fund by reducing Fund expense ratios and/or by affording greater flexibility to Fund managers.


     Administrator. The administrator to the Fund is U.S. Bancorp Fund Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. The administration agreement entered into between the Fund and the Administrator (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the trustees of the Trust upon the giving of 90 days' written notice to the Administrator, or by the Administrator upon the giving of 90 days' written notice to the Fund.

     Under the Administration Agreement, the Administrator maintains the books, accounts and other documents required by the Investment Company Act of 1940, responds to shareholder inquiries, prepares the Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state "blue sky" authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a fee, paid monthly, based on the Fund's average net assets, plus certain out-of-pocket expenses.

     Under the Administration Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from its reckless disregard of its duties and obligations under the Administration Agreement. For its services, the Administrator is entitled to receive fees, payable monthly, based on the total annual rate of $20,000 in the event that the average net assets of the Fund is less than $10,000,000 and increasing by $4,000 for every $2,000,000 increase in average net assets of the Fund until the Fund reaches $20,000,000 in average net assets. At such time, the fee is .25% of the average net assets of the Fund; such fee decreases to .2% of the average net assets when average net assets reach $25,000,000 and decreases to .15% of the average net assets when average net assets reach $30,000,000. At such time as the average net assets reach $200,000,000, the fees are .06% on the first $200,000,000, .05% on the next $300,000,000 and .03% on all net assets exceeding $500,000,000. For the fiscal years ended October 31, 2002, 2001 and 2000, the fees earned by the Administrator were $20,073, $19,951 and $19,997, respectively.

     Custodian. U.S. Bank, N.A. (an affiliate of the Administrator), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian of the Fund's assets pursuant to a Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Fund concerning the Fund's operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.


     Transfer Agent and Dividend Disbursing Agent. U.S. Bancorp Fund Services, LLC also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.


     Fund Accountant. In addition, the Fund has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $20,000,000 in average net assets of the Fund; .17% of average net assets when the Fund exceeds $20,000,000 but is less than $25,000,000; .12% of average net assets when the Fund exceeds $25,000,000 but is less than $30,000,000; and when the Fund exceeds $30,000,000, the fees are $27,500 for the first $40,0000,000 in average net assets of the Fund, .01% on the next $200,000,000 of average net assets of the Fund and .005% on all net assets exceeding $240,000,000. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. For the fiscal years ended October 31, 2002, 2001 and 2000, the fees earned under the Fund Accounting Servicing Agreement were $28,520, $24,348 and $22,133, respectively.

     Independent Accountants. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, currently serves as the independent accountants for the Fund.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Pursuant to its agreement with the Fund, the Adviser is permitted to select the brokers or dealers that will execute the purchases and sales of the Fund's portfolio securities. In placing purchase and sale orders for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

     In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. OTC securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Adviser may allocate portfolio brokerage on the basis of whether the broker has sold or is currently selling shares of the Fund, but only if the Adviser reasonably believes the commissions and transaction quality are comparable to that available from other qualified brokers.

     In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

     Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Fund may purchase securities from an underwriting syndicate of which the principal underwriter of the Fund or its affiliates are members (but not from the principal underwriter itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the trustees, particularly those trustees who are not "interested persons" of the Fund. Investments by other clients of the principal underwriter and the Adviser may limit the ability of the Fund to purchase securities from such a syndicate.


     For the fiscal years ended October 31, 2002, 2001 and 2000, the Fund paid brokerage commissions of $31,350 on total transactions of $10,410,722; $8,661 on total transactions of $2,477,069; and $2,701 on total transactions of $657,180, respectively.

     No brokerage commissions were paid to Inland Securities Corporation, Quasar Distributors, LLC or Adviser Dealer Services, Inc (the Fund's principal underwriter and distributor prior to Quasar) during the fiscal year ended October 31, 2002. During the fiscal year ended October 31, 2002, the Fund paid $7,780 of brokerage commissions on total transactions of $3,311,405 to brokers who provided research services to the Fund's investment adviser.


     The Fund's distributor receives the sales charge, less any commission "re-allowed" to participating brokers as shown in the table below. The Fund's distributor may, from time to time, re-allow the entire sales charge to participating brokers for orders placed during a specified period of time.

                                                                                        Discount on Commission to
                               Sales Charges as % of Net    Sales Charges as % of the    Dealers as a % of Public
  Class A Shares Purchased          Amount Invested           Public Offering Price           Offering Price
less than $50,000                        6.10%                        5.75%                       5.00%

$50,000 to $99,999                       5.26%                        5.00%                       4.25%

$100,000 to $249,999                     4.17%                        4.00%                       3.25%

$250,000 to $499,999                     3.09%                        3.00%                       2.50%

$500,000 to $999,999                     2.56%                        2.50%                       2.25%

$1,000,000 and greater                   0.00%                        0.00%                       1.00%

                                CAPITAL STRUCTURE

     The Fund's authorized capital consists of an unlimited number of shares of beneficial interest. The Fund has three classes, the Class A Shares, the Class B Shares and the Class C Shares. Each class of shares of the Fund are fully paid and non-assessable; have no preferences as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Each class of shares bears differing class specific expenses such as 12b-1 fees.

     The Fund's shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Trust's trustees out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. Shares of the Fund are voted in the aggregate and not by series or class, except where series or class voting is required by the Investment Company Act of 1940 (e.g., change in investment policy or approval of an investment advisory agreement), where otherwise required by law, or where the matter to be acted upon does not affect any interest of the shareholders of a particular series or class, then only shares of the affected series or class are entitled to vote on that matter.

     All consideration received from the sale of Fund shares of any series, together with all income, earnings, profits and proceeds thereof, belongs to that series and is charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Trust in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a share of any series is based on the assets belonging to that series less the liabilities charged to that series, and dividends can be paid on shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Trust, the shareholders of each series would be entitled, out of the assets of the Trust available for distribution, to the assets belonging to that series.

     There are no conversion or sinking fund provisions applicable to Fund shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of trustees. Consequently, the holders of more than 50% of the shares of the Fund voting for the election of trustees can elect all the trustees, and in such event, the holders of the remaining shares voting for the election of trustees will not be able to elect any persons as trustees. The Trust does not anticipate holding an annual meeting in any year in which the election of trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Trust's Trust Instrument, dated January 20, 1995 (the "Trust Instrument") contains provisions for the removal of trustees by the shareholders.

     Fund shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund's transfer agent and dividend disbursing agent.

     The Fund will not issue certificates evidencing shares purchased. Each shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

     Pursuant to the Trust Instrument, the trustees may establish and designate one or more additional separate and distinct series of shares, each of which shall be authorized to issue an unlimited number of shares. In addition, the trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued shares of any series. In the event that additional series are established, each share outstanding, regardless of series, would still entitle its holder to one vote. As a general matter, shares would continue to be voted in the aggregate and not by series, except where class voting would be required by the Investment Company Act of 1940 (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of Fund shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Fund in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Fund, the shareholders of each series would be entitled, out of the assets of the Fund available for distribution, to the assets belonging to that series.

     The Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     The Trust Instrument further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Shareholder Meetings. It is contemplated that the Trust will not hold an annual meeting of shareholders in any year in which the election of trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Trust Instrument and the Trust's Bylaws also contain procedures for the removal of trustees by Fund shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders of the Fund, may, by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of the Trust, remove any trustee or trustees.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Trust's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES


     Determination of Net Asset Value. As described in the Prospectus, the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The Trust expects the New York Stock Exchange to be open for trading Monday through Friday except New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the Trust expects that the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the Trust expects that the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning. The staff of the Securities and Exchange Commission considers the New York Stock Exchange to be closed on any day when it is not open for trading the entire day. On those days the Fund may, but is not obligated to, determine its net asset value. The net asset value of the Fund is calculated separately for the Class A Shares, the Class B Shares and the Class C Shares by adding the value of all portfolio securities and other assets that are allocated to the Class A Shares, the Class B Shares or Class C Shares, as the case may be, subtracting the liabilities charged to the Class A Shares, the Class B Shares or Class C Shares, as the case may be, and dividing the result by the number of outstanding shares of the Class A Shares, the Class B Shares or the Class C Shares, as the case may be. The Class A Shares, the Class B Shares and the Class C Shares bear differing class-specific expenses, such as 12b-1 fees.


     Suspension of Redemption of Fund Shares. Under certain circumstances the Fund may suspend the redemption of its shares. Such circumstances are (1) during any period in which the New York Stock Exchange is closed, (2) when trading on the New York Stock Exchange is restricted, (3) during an emergency which makes it impracticable for the Fund to dispose of its assets or to determine fairly the value of its net assets, and (4) during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     Valuation. Orders received by the distributor from dealers or brokers after the net asset value is determined that day will be valued as of the close of the next trading day even if the orders were received by the dealer or broker from its customer prior to such determination. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares.

     Securities traded on any national stock exchange or quoted on the Nasdaq National Market System will be valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Other portfolio securities will be valued at the most recent bid price, if market quotations are readily available. Certain of the Fund's holdings of debt securities are valued by a pricing service. The pricing service may rely on one or more of the following factors: valuations obtained from recognized dealers, information on transactions for similar securities, general market information, and matrix comparisons of various characteristics of debt securities, such as quality, yield or maturity. Securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the trustees or pursuant to procedures adopted by the trustees. Odd lot differentials and brokerage commissions will be excluded in calculating values.

     Signature Guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, Exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Fund may change the signature guarantee requirements from time to time.

     Conversion of Class B Shares. The Class B Shares will automatically convert into Class A Shares no later than the end of the month eight years after the purchase date, and may in the discretion of the trustees, convert to Class A Shares earlier. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the trustees may determine from time to time. The conversion of Class B Shares to Class A Shares is subject to the condition that such conversions will not constitute taxable events for Federal Tax purposes.

                              TAXATION OF THE FUND

     The Trust intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Distributions of long-term capital gains, if designated as such by the Fund, are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares. Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund's gross income.

     If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in the Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2002, the Fund had accumulated net realized capital loss carryovers of $147,283 that will expire between October 31, 2008 and October 31, 2010.


     A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notification from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. The character of such distributions, for tax purposes, is determined by the Fund based on estimates received by the Fund from the REITs.

     The Fund may invest in REITs that hold residual interest in real estate mortgage investment conduits ("REMICs"). A portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. Excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders
(i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Inland does not intend to invest Fund assets in REITs that mostly hold residual interests in REMICs.

     Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund's shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                         CALCULATION OF PERFORMANCE DATA


     The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual compounded rate of return as well as its total return and cumulative total return (both on a before and after tax basis). Because of the differences in expenses, the rates of return for the Class A Shares, the Class B Shares and the Class C Shares will differ from each other. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return and cumulative total return similarly reflect net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Fund for the stated period, assuming the reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return figures are not annualized or compounded and represent the aggregate percentage of dollar value change over the period specified. Cumulative total return reflects the Fund's total return since inception. An investor's principal in the Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions.


     The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Value Line, Weisberger's Encyclopedia of Institutional Funds, Lipper Analytical Services, Inc., Morningstar, Inc., Money Manager Review, Money, Forbes, Kiplinger's Personal Finance, Institutional Investor, Business Week and Barron's magazines, The New York Times, The Wall Street Journal, Investor's Business Daily and other industry or financial publications. (Value Line, Lipper Analytical Services, Inc., Morningstar, Inc. and Money Manager Review are independent fund ranking services that rank mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, Russell 2000 Index, the Consumer Price Index and other relevant indices and industry publications. The Fund may also compare its performance to the NAREIT Equity Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

     Average Annual Total Return. The formula for average annual compounded rate of return used herein includes four steps: (1) adding to the total number of shares of the Fund purchased by a hypothetical $1,000 investment (after deducting the maximum applicable initial sales charge) all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of the Fund owned at the end of the period by the net asset value per share of the Fund on the last trading day of the period; (3) assuming redemption at the end of the period (deducting any applicable contingent deferred sales charge); and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for the periods of less than one year. Specifically, the formula is as follows:

                                    P (1 + T) n = ERV

         Where:

                  P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the one, five, or ten- year period at the end of the one, five, or ten-year period (or fractional portion thereof).


     The average annual total return of the Class A Shares, on a load and no-load basis, for the one-year period ended October 31, 2002 was 1.51% and 7.71%, respectively. The average annual total return of the Class A Shares, on a load and no-load basis, since inception (March 1, 1999) through October 31, 2002 was 6.47% and 8.20%, respectively, for the Fund. The Class B Shares were not offered until December 17, 2002. The average annual total return of the Class C Shares, with the maximum contingent deferred sales charge reflected and without the maximum contintent deferred sales charge reflected, since inception (May 17, 2002) through October 31, 2002 was -7.78% and -6.86%, respectively, for the Fund. These figures are historical. An investor may have a gain or loss when his/her shares are sold.


     The Fund may from time to time include in advertisements the total return of the Fund and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.

     Average Annual Total Return (After Taxes on Distributions). Any average annual compounded rate of return (after taxes on distributions) will be calculated in accordance with the following formula:

                               P(1+T)n = ATVD

                  Where:

                  P  =         a hypothetical initial payment of $1,000

                  T  =         average annual total return (after taxes on
                               distributions)

                  n  =         number of years

                  ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods (or fractional portion), after taxes on Fund distributions, but not after taxes on redemption.

     This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVD) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.


     The average annual total return (after taxes on distributions) of the Class A Shares, on a load and no-load basis, for the one-year period ended October 31, 2002 was 0.55% and 6.69%, respectively. The average annual total return (after taxes on distributions) of the Class A Shares, on a load and no-load basis, since inception (March 1, 1999) through October 31, 2002 was 4.82% and 6.53%, respectively, for the Fund. The Class B Shares were not offered until December 17, 2002. The average annual total return (after taxes on distributions) of the Class C Shares, with the maximum contingent deferred sales charge reflected and without the maximum contintent deferred sales charge reflected, since inception (May 17, 2002) through October 31, 2002 was -8.08% and -7.16%, respectively, for the Fund. These figures are historical. An investor may have a gain or loss when his/her shares are sold.


     The Fund may from time to time include in advertisements the total return (after taxes on distributions) of the Fund and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.

     Average Annual Total Returns (After Taxes on Distributions and Redemptions). Any average annual compounded rate of return (after taxes on distributions and redemptions) will be calculated in accordance with the following formula:

                               P(1+T)n = ATVDR

                  Where:

                  P  =         a hypothetical initial investment of $1,000

                  T  =         average and annual total return (after taxes on
                               distributions and redemptions)

                  n  =         number of years

                  ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods (or fractional portion), after taxes on Fund distributions and redemptions

     This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVDR) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations as well as by subtracting capital gains taxes resulting from the investment and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gains of the appropriate character in effect on the redemption date in accordance with the federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.


     The average annual total return (after taxes on distributions and redemptions) of the Class A Shares, on a load and no-load basis, for the one-year period ended October 31, 2002 was 0.95% and 4.76%, respectively. The average annual total return (after taxes on distributions and redemptions) of the Class A Shares, on a load and no-load basis, since inception (March 1, 1999) through October 31, 2002 was 4.35% and 5.77%, respectively, for the Fund. The Class B Shares were not offered until December 17, 2002. The average annual total return (after taxes on distributions and redemptions) of the Class C Shares, with the maximum contingent deferred sales charge reflected and without the maximum contintent deferred sales charge reflected, since inception (May 17, 2002) through October 31, 2002 was -4.77% and -4.20%, respectively, for the Fund. These figures are historical. An investor may have a gain or loss when his/her shares are sold.


     The Fund may from time to time include in advertisements the total return (after taxes on distributions and redemptions) of the Fund and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.

                                     PART C

                                OTHER INFORMATION

Item 23.            Exhibits

         (a)(1)     Registrant's Certificate of Trust.(1)

         (a)(2)     Registrant's Trust Instrument.(1)

         (b)        Registrant's Bylaws.(1)

         (c)        None.

         (d) Investment Advisory Agreement with Inland Investment Advisors, Inc.(4)


         (e)(1) Amended Distribution Agreement with Inland Securities Corporation.(5)

         (e)(2)     Form of Sales Agreement.(5)


         (f)        None.


         (g) Custodian Agreement with U.S. Bank, N.A. (f/k/a Firstar Bank, N.A.).(2)


         (h)(1) Administration Agreement with U.S. Bancorp Fund Services, LLC (f/k/a Firstar Mutual Fund Services, LLC).(2)

         (h)(2) Transfer Agent Agreement with U.S. Bancorp Fund Services, LLC (f/k/a Firstar Mutual Fund Services, LLC).(2)

         (h)(3) Accounting Services Agreement with U.S. Bancorp Fund Services, LLC (f/k/a Firstar Mutual Fund Services, LLC).(2)

         (i)        Opinion of Foley & Lardner, counsel for Registrant.

         (j)        Consent of KPMG LLP.

         (k)        None.

         (l)        Subscription Agreement.(1)

         (m)(1)     Restated Distribution and Servicing Plan of Class A
                    Shares.(2)

         (m)(2)     Distribution and Servicing Plan of Class C Shares.(4)


         (m)(2)     Distribution and Servicing Plan of Class B Shares.(5)

         (n) Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi Class System.(5)

         (p)(1)     Code of Ethics of The Inland Mutual Fund Trust.(3)


         (p)(2)     Code of Ethics of Inland Investment Advisors, Inc.(4)

         __________________

          (1) Previously filed as an exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement and is incorporated by reference thereto. Post-Effective Amendment No. 4 was filed on February 28, 1998.

          (2) Previously filed as an exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement and is incorporated by reference thereto. Post-Effective Amendment No. 5 was filed on December 1, 1998.

          (3) Previously filed as an exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement and is incorporated by reference thereto. Post-Effective Amendment No. 8 was filed on March 1, 2001.

          (4) Previously filed as an exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement and is incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on Janurary 3, 2002.


          (5) Previously filed as an exhibit to Post-Effective Amendment No. 10 to Registrant's Registration Statement and is incorporated by reference thereto. Post-Effective Amendment No. 10 was filed on October 18, 2002.


Item 24.  Persons Controlled By or Under Common Control with the Fund
          -----------------------------------------------------------


     Any person owning more than 25% of the Fund's shares may be deemed to have effective voting control over the operation of the Fund, which would diminish the voting rights of other shareholders. For purposes of the Act, Inland Real Estate Investment Corporation and Inland Mortgage Investment Corporation, collectively, may be deemed to control the Fund. Inland Real Estate Investment Corporation, a Delaware corporation is a wholly-owned subsidiary of The Inland Group, Inc., a Delaware corporation. Inland Mortgage Investment Corporation, an Illinois corporation, is a wholly-owned subsidiary of Inland Financial Group, Inc., an Illinois corporation, which in turn is a wholly-owned subsidiary of The Inland Group, Inc. The Fund does not control any person.


Item 25.  Indemnification
          ---------------

     Pursuant to Chapter 38 of Title 12 of the Delaware Code, the Registrant's Trust Instrument, dated January 20, 1995, contains the indemnification provisions set forth below, which are in full force and effect and have not been modified or cancelled. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

                                   "ARTICLE X

                   LIMITATION OF LIABILITY AND INDEMNIFICATION
                   -------------------------------------------

          Section 10.1 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

          Section 10.2 Indemnification.

          (a) Subject to the exceptions and limitations contained in Section 10.2(b) below:

          (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Covered
Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

     (A) by the court or other body approving the settlement;

     (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

     (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be several, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

          (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

          Section 10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Advisers
          -----------------------------------------------------

          Inland is a wholly-owned indirect subsidiary of The Inland Group, Inc. and recently registered as an investment adviser with the Securities and Exchange Commission. Inland does not manage any other mutual fund.

Item 27.  Principal Underwriters
          ----------------------


          a. To the best of the Registrant's knowledge, Inland Securities Corporation (the "Distributor"), the Registrant's principal underwriter, does not act as a principal underwriter for any other investment companies.

          b. To the best of the Registrant's knowledge, the directors and executive officers of the Distributor are as follows:

Names and Principal     Positions and Offices with       Positions and
Business Address        Principal Underwriter            Offices with Registrant
----------------        ---------------------            -----------------------


Brenda G. Gujral*       President and Director           None

Roberta S. Matlin*      Vice-President and Director      Trustee

Catherine L. Lynch*     Secretary/Treasurer              None
                        and Director


Robert D. Parks*        Director                         Trustee
----------------------
*    2901 Butterfield Road, Oak Brook, Illinois 60523

          c. Not applicable.


Item 28.  Location of Accounts and Records
          --------------------------------

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5) and (11) of Rule 31a-1(b) will be maintained by the Registrant; the documents required to be maintained by paragraphs (3) and (7) of Rule 31a-1(b) will be maintained by Registrant's Custodian; and all other records will be maintained by Registrant's Administrator.

Item 29.  Management Services
          -------------------

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings
          ------------

          Not applicable.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oak Brook and State of Illinois on the 27th day of February, 2003.


                                   THE INLAND MUTUAL FUND TRUST
                                   (Registrant)




                                   By: /s/ Robert D. Parks
                                      ------------------------------------------
                                          Robert D. Parks, President



                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Name                                              Title                                      Date


/s/ Robert D. Parks                               Principal Executive Officer and Trustee      February 27, 2003
----------------------------------------
Robert D. Parks

/s/ Roberta S. Matlin                             Principal Financial and Accounting Officer   February 27, 2003
----------------------------------------
Roberta S. Matlin                                 and Trustee

/s/ F.L. Kirby                                    Trustee                                      February 27, 2003
----------------------------------------
F.L. Kirby

/s/ John Komives                                  Trustee                                      February 24, 2003
----------------------------------------
John Komives

                                                  Trustee                                      February ___, 2003
----------------------------------------
J. Michael Borden

                                                  Trustee                                      February ___, 2003
----------------------------------------
Lawrence E. Harb

/s/ Daniel L. Goodwin                             Trustee                                      February 27, 2003
----------------------------------------
Daniel L. Goodwin

                                                  Trustee                                      February ___, 2003
----------------------------------------
Richard Imperiale

                                                  Trustee                                      February ___, 2003
----------------------------------------
Lawrence J. Kujawski



                                 Signature Page

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

(a)(1)            Registrant's Certificate of Trust.*

(a)(2)            Registrant's Trust Instrument.*

(b)               Registrant's Bylaws.*

(c)               None.

(d)               Investment Advisory Agreement with Inland
                  Investment Advisors, Inc.*


(e)(1)            Amended Distribution Agreement with Inland
                  Securities Corporation.*

(e)(2)            Form of Sales Agreement.*


(f)               None.

(g)               Custodian Agreement with U.S. Bank, N.A. (f/k/a
                  Firstar Bank, N.A.).*

(h)(1)            Administration Agreement with U.S. Bancorp Fund
                  Services, LLC (f/k/a Firstar Mutual Fund
                  Services, LLC).*

(h)(2)            Transfer Agent Agreement with U.S. Bancorp Fund
                  Services, LLC (f/k/a Firstar Mutual Fund
                  Services, LLC).*

(h)(3)            Accounting Services Agreement with U.S. Bancorp
                  Fund Services, LLC (f/k/a Firstar Mutual Fund
                  Services, LLC).*

(i)               Opinion of Foley & Lardner, counsel for
                  Registrant.

(j)               Consent of KPMG LLP.

(k)               None.

(l)               Subscription Agreement.*

(m)(1)            Restated Distribution and Servicing Plan of Class
                  A Shares.*

(m)(2)            Distribution and Servicing Plan of Class C
                  Shares.*


(m)(3)            Distribution and Servicing Plan of Class B
                  Shares.*

(n)               Restated Plan Pursuant to Rule 18f-3 for
                  Operation of a Multi Class System.*


(p)(1)            Code of Ethics of The Inland Mutual Fund Trust.*

(p)(2)            Code of Ethics of Inland Investment Advisors,
                  Inc.*
------------------------------
* Incorporated by Reference


                                    Index-1